Optimum Q - All Cap Core Fund
Optimum Q - Balanced Growth Fund
Optimum Q - Capital Conservation Fund
Each a series of Optimum QTM Funds

November 15, 2004

Supplement to the Prospectus
dated November 28, 2003

Please note the following changes to your prospectus with respect to the Capital Conservation Fund:

Change in Dividends and Distributions
The Capital Conservation Fund is changing its dividend distribution schedule referenced on page 28 of your prospectus as follows:

Dividends for the Capital Conservation Fund are declared and paid monthly.

The Funds’ Prospectus is available by calling 1-86-OPTIMUM-Q (1-866-784-6867) or via the Internet at www.optimumqfunds.com.

Please keep this Supplement dated November 15, 2004 with your Prospectus.